Exhibit 99.2
April 2023 INVESTOR PRESENTATION

2 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Company Profile Ticker Symbol (NYSE) PINE Equity Market Capitalization $247M Total Enterprise Value (TEV) $434M TEV Per Square Foot $125 Implied Cap Rate 8.1% Net Debt to TEV1 43% Annualized Dividend Yield 7.0% Common Shares & OP Units Outstanding3 15.8M Number of Net Lease Properties 138 Number of States with a Property 34 Total Portfolio Square Feet 3.5M Current Occupancy 99.4% Annualized Base Rent (ABR) $37.0M % of ABR from Credit Rated Tenants2 82% % of ABR from MSAs Over One Million People4 53% % of ABR from Investment Grade-Rated Tenants2 58% As of April 14, 2023, unless otherwise noted. 1. Net debt to Total Enterprise Value is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash, as a percentage of the Company’s enterprise value. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 3. As of April 20, 2023; includes 1,703,494 OP Units held by third parties in Alpine Income Property OP, LP, the Company’s operating partnership (the “Operating Partnership” or “OP”). 4. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. Well-Positioned for Growth High-Quality, 100% Retail Net Lease Portfolio

3 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Investment Highlights Meaningful Valuation Upside with In-Place Yield and Long-Term Growth Accretive Asset Recycling Driving Improving Portfolio Metrics Pure play, 100% retail portfolio growing through accretive asset recycling of predominantly non-investment grade assets at attractive pricing, with reinvestment focused on investment grade-rated tenants. Inflation Protection by Investing Below Replacement Cost PINE’s total enterprise value (TEV) is $125 per square foot, allowing shareholders to invest meaningfully below replacement cost in a portfolio rooted in higher growth, major markets throughout the United States. Significant Discount to Peer Group PINE trades at a significant discount compared to its investment grade-focused peers, implying substantial valuation upside. Stable & Attractive Dividend PINE has grown its quarterly dividend by 37.5% since the beginning of 2020 and now provides one of the highest dividend yields of its net lease peer group. As of April 20, 2023, unless otherwise noted. $ in millions. 1. All dividend yields, payout ratios and 2023E FFO multiples are based on the closing stock price on April 14, 2023, using current annualized dividends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 4/16/2023 report. 2023E FFO per share for PINE reflects the midpoint of guidance provided on April 20, 2023. 2. Based on 2022 Average Household Income (5-mile) and 2022 Total Population (5-mile) data from Esri. Payout Ratio % 72% 7.0% FCPT O ADC SRC PINE NTST NNN EPRT 2023E FFO Payout Ratio Dividend Yield 16.4x 15.7x 15.6x 14.8x 13.8x 13.2x 10.3x 10.3x ADC FCPT NTST O EPRT NNN PINE SRC 2023E FFO Multiple 1  Total Enterprise Value of $125 per square foot  $99,450 Total Portfolio Weighted Average 5-Mile Average Household Income2  119,350 Total Portfolio Weighted Average 5-Mile Total Population2 1 1 PINE’s top 10 tenants now include investment grade-rated industry leaders such as:

4 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Attractive Entry Point Given Recent Stock Performance As of March 31, 2023, unless otherwise noted. Total Return data provided by Citadel Securities’ “REIT Sectors” report. (16.0%) (12.0%) (8.0%) (4.0%) 0.0% 4.0% 8.0% 12.0% Dec 2022 Jan 2023 Feb 2023 Mar 2023 PINE ADC EPRT FCPT PINE’s Q1 2023 stock underperformance presents a historically attractive entry point for investors as the Company is well-positioned to drive attractive risk-adjusted returns through its capital recycling strategy ADC 11.3% 3.5% (2.3%) EPRT 41.2% (14.6%) 7.1% FCPT 3.4% (7.2%) 4.9% NNN 23.0% (0.1%) (2.4%) NTST N/A (16.8%) 0.8% O 24.1% (7.4%) 1.0% SRC 26.6% (11.6%) 1.5% Peer Avg. 21.6% (7.7%) 1.5% PINE 41.4% 0.9% (10.4%) Q1 2023 Total Return Ticker 2021 Total Return 2022 Total Return Q1 2023 Total Return

5 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Accretive Asset Recycling 5.8% 5.5% 5.8% 5.5% 6.5% 6.1% Q3 2020 Q3 2021 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Retail Disposition Cap Rates Retail Properties Sold As of March 31, 2023. PINE has demonstrated a consistent ability to sell retail properties at attractive valuations, regardless of the tenant credit quality, to drive accretive acquisitions of predominantly investment grade-rated tenants at an average positive spread of more than 120 bps between its retail disposition and retail acquisition cap rates

6 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Opportunity to Invest Below Replacement Cost Valuation Upside with a High-Quality Portfolio PINE’s total enterprise value (TEV) is $125 per square foot, allowing shareholders to invest below estimated replacement cost in a portfolio rooted in higher growth, major markets throughout the United States with comparable tenants to the investment grade-focused net lease peers. Better Margin of Safety with Stickier Tenants With an average cash rent per square foot of $10.55, occupancy costs for PINE’s portfolio tenants are meaningfully below what can be obtained in the market given the inflationary pressure on building costs, suggesting tenants will be more likely to exercise their renewal options at expiration. Significant Valuation Discount to Peer Group Similar tenant exposures and comparable or better markets, with an underlying real estate valuation per square foot 54% below the peer average. Realizing Value Through Capital Recycling PINE has increased its disposition guidance in order to monetize at private market valuations, which in most cases are at better valuations than its current implied public market valuation. 1. Value is based on Total Enterprise Value for each peer net lease company is from the Stifel Triple-Net REITs Comp Sheets 4/16/2023 report. 2. Portfolio size is based on total square feet and is from available information within each company’s published information available through each company’s website, as of April 19, 2023. Portfolio information for PINE is as of March 31, 2023. FCPT NNN EPRT O ADC NTST SRC PINE $0 $100 $200 $300 $400 $500 0 50 100 150 200 250 Value 1 Per Square Foot 2 Portfolio Size (Square Feet) 2 Peer Average $270

7 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Significant Implied Valuation Upside 16.4x 15.7x 15.6x 14.8x 13.8x 13.2x 10.3x 10.3x ADC FCPT NTST O EPRT NNN PINE SRC 2023E FFO Multiple 1 PINE trades at a 5.6x multiple discount to the investment grade-oriented peer group average, implying significant valuation upside Investment Grade-Focused Peer Average 15.9x 68% 61% 63% 58% Not Disclosed 41% 18% 20% As of April 20, 2023, unless otherwise noted. $ in millions. 1. All dividend yields, payout ratios and 2023E FFO multiples are based on the closing stock price on April 14, 2023, using current annualized dividends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 4/16/2023 report. 2023E FFO per share for PINE reflects the midpoint of guidance provided on April 20, 2023. 2. Based on 2022 Average Household Income (5-mile) and 2022 Total Population (5-mile) data from Esri. IGRATED IGRATED

8 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Relative Outsized In-Place Dividend Yield 1. All dividend yields and payout ratios are based on the closing stock price on April 14, 2023, using current annualized dividends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 4/16/2023 report. 2023E FFO per share for PINE reflects the midpoint of guidance provided on April 20, 2023. 83% 75% 73% 72% 72% 70% 68% 63% 5.3% 5.0% 4.4% 7.0% 7.0% 4.5% 5.2% 4.6% FCPT O ADC SRC PINE NTST NNN EPRT 2023E FFO Payout Ratio Dividend Yield Peer Average 5.1% PINE’s dividend is strongly supported by a conservative payout ratio and a portfolio built with an intense focus on real estate fundamentals and long-term stability.

9 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Disciplined Investment Strategy Emphasizing Attractive Supply/Demand Market Dynamics National focus, with an emphasis on major metropolitan statistical areas that exhibit attractive population trends, business-friendly policies and strong underlying supply/demand fundamentals Real Estate Fundamentals and Analytics Driven Underwriting Real estate oriented underwriting utilizing consumer location data analytics, competition indexing, market rent benchmarking and comprehensive risk assessments Industry-Leading Tenants and Well-Performing Operating Sectors Focused on aligning with tenants operating in essential business sectors, displaying stable and resilient operating trends and/or a forward-thinking, omni-channel strategy Relative Asset Value Investing Through Long-Term Relationships Concentrated on relative value-investing through deep broker, developer and tenant relationships and management’s ability to identify high-quality risk-adjusted opportunities in a highly fragmented transaction market

10 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Thoughtful Investment Execution $47 $75 $99 $117 $139 $220 $275 $377 $442 $486 $523 $564 $564 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 IPO 2021 Q4 2019 Cumulative Investment Activity Since IPO 2022 PINE has prudently invested capital into stable tenants with attractive underlying real estate and strong demographics. As of March 31, 2023. 2023

11 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Improving Portfolio Size, Diversity and Quality As of March 31, 2023. 1. A credit rated, or investment grade (“IG”) rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners. 2019 (IPO) Number of Net Lease Properties 20 48 113 148 138 Number of States with a Property 12 18 32 34 34 Total Portfolio Square Feet 0.9M 1.6M 3.3M 3.7M 3.5M Annualized Base Rent (ABR) $13.3M $21.1M $36.9M $40.4M $37.0M Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 15% Wells Fargo (S&P: A+) 8% Wells Fargo (S&P: A+) 11% Walgreens (S&P: BBB) 13% Walgreens (S&P: BBB) Top Sector as a % of ABR 21% Financial Services 15% General Merchandise 12% Home Furnishings 13% Sporting Goods 15% Sporting Goods Top State as a % of ABR 26% Florida 21% Florida 18% Texas 17% Texas 10% Texas % of ABR from Credit Rated Tenants1 89% 83% 74% 79% 82% % of ABR from IG Rated Tenants1 36% 46% 45% 54% 58% % of ABR from Office Properties 43% 27% 8% - % - % 2020 2021 2022 2023

12 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Major Market Net Lease Portfolio ▪ Geographically diversified portfolio focused on major markets, benefitting from demographic shifts and attractive supply/demand dynamics ▪ 53% of ABR comes from metropolitan statistical areas1 with more than one million people ▪ 24% of ABR comes from the high-growth states of Texas, Florida, North Carolina and Georgia Philadelphia, PA 6% Detroit, MI 6% Houston, TX 5% Atlanta, GA 5% Rochester, NY 5% Canton, OH 3% Chicago, IL 3% Tampa, FL 3% New York, NY 3% Logan, WV 2% Tulsa, OK 2% Dallas, TX 2% Duluth, MN 2% Baltimore, MD 2% Reno, NV 2% Dayton, OH 2% Boston, MA 2% Denotes a MSA with over one million people; Bold denotes a Top 30 ULI Market2 % of Annualized Base Rent By State 5% - 7% > 7% 2% - 5% < 2% As of March 31, 2023. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. As ranked by Urban Land Institute & PWC in the ‘2023 Emerging Trends in Real Estate’ publication.

13 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Excellent Portfolio Demographics Philadelphia, PA 6% Detroit, MI 6% Houston, TX 5% Atlanta, GA 5% Rochester, NY 5% Canton, OH 3% Chicago, IL 3% Tampa, FL 3% New York, NY 3% Logan, WV 2% Tulsa, OK 2% Dallas, TX 2% Duluth, MN 2% Baltimore, MD 2% Reno, NV 2% Dayton, OH 2% Boston, MA 2% Denotes a MSA with over one million people; Bold denotes a Top 30 ULI Market2 Total Portfolio Weighted Average 5-Mile Average Household Income $99,450 3 Total Portfolio Weighted Average 5-Mile Total Population 119,350 3 As of March 31, 2023. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. As ranked by Urban Land Institute & PWC in the ‘2023 Emerging Trends in Real Estate’ publication. 3. Based on 2022 Average Household Income (5-mile) and 2022 Total Population (5-mile) data from Esri. ▪ 40% of portfolio ABR comes from the top 10 MSAs1 , with more than 50% coming from the in-demand markets of Philadelphia, Houston, Atlanta, Tampa and New York ▪ Properties in the top 10 MSAs have a weighted average 5-mile average household income of $115,8003 ▪ Properties in the top 10 MSAs have a weighted average 5-mile total population of 149,200 people3

14 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Excellent Tenant Credit Transparency Investment Grade 58% Not Rated 18% Non-Investment Grade 24% Sporting Goods 15% Dollar Stores 14% Pharmacy 14% Home Improvement 9% Home Furnishings 8% Grocery 6% Entertainment 5% General Merchandise 5% Consumer Electronics 4% Convenience Stores 4% Other 16% 100% ABR % As of March 31, 2023. 1. A credit rated, or investment grade (“IG”) rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners. ▪ 82% of ABR comes from tenants or the parent of a tenant that are credit rated1 ▪ 80% of ABR comes from tenants or the parent of a tenant that are publicly traded ▪ 3% of ABR comes from ground lease assets where PINE owns the land, and the tenant has a meaningful investment in the improvements Sector

15 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Strong and Stable Top Tenant Base Credit Rating1 BBB 13% BBB 8% BBB 8% BBB+ 6% BBB 6% BB 5% AA 5% N/A 4% CCC+ 4% BBB+ 3% 38% 100% ABR % Other 1% 6% 2% 3% 12% 8% 10% 8% 13% 37% Lease Rollover Schedule % of ABR Expiring 7.3 Years of Weighted Average Lease Term Remaining As of March 31, 2023. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

16 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com High-Quality Top Tenant Base Disclosed % of Rents from Investment Grade-Rated Tenants1,2 RATED IG 68% 63% 61% 58% 20% 18% As of March 31, 2023, unless otherwise noted. 1. A credit rated, or investment grade (“IG”) rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners. 2. Top ten tenants and percentage of rents associated with investment grade-rated tenants based on published information available through each company’s website as of April 19, 2023. Not Disclosed 43%

17 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Consistent Dividend Growth Well-Covered Dividend ▪ Current midpoint of 2023 guidance1 implies a 72% 2022E FFO per share dividend payout ratio ▪ Seven dividend raises since the IPO, four increases in the last two years ▪ 37.5% increase in the quarterly cash dividend since the beginning of 2020 Annualized Per Share Cash Dividend $1.10 Annualized Per Share Cash Dividend Yield 7.0% As of April 14, 2023, unless otherwise noted. 1. 2022E FFO per share for PINE is the midpoint of guidance, as provided on April 20, 2023. $0.060 $0.200 $0.200 $0.200 $0.220 $0.240 $0.250 $0.255 $0.270 $0.270 $0.270 $0.275 $0.275 $0.275 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 IPO Q4 2019 Dividend Per Share Paid 2020 2021 2022 2023

18 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Research Coverage Near Unanimous Buy or Outperform rated by Independent Analysts Baird Wes Golladay Outperform $22.00 B. Riley Craig Kucera Buy $23.50 BTIG Mike Gorman Buy $23.00 Colliers Barry Oxford Buy $25.00 EF Hutton Gaurav Mehta Buy $23.00 Janney Rob Stevenson Buy $19.00 Jones Jason Stewart Buy $24.00 Raymond James RJ Milligan Outperform $20.00 Stifel Simon Yarmak Buy $21.25 Truist Anthony Hau Hold $19.00 Total / Average 90% $21.98 38% Implied Price Appreciation Opportunity Institution Covering Analyst Rating Price Target As of April 19, 2023.

19 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Financial Strength PINE has a demonstrated access to capital, is focused on maintain reasonable leverage and has completely fixed its attractive cost of debt. Equity Market Capitalization1 $247M Net Debt Outstanding1,2 $187M Total Enterprise Value (TEV)1 $434M Well-Capitalized Balance Sheet Q1 2023 41% Q1 2023 6.4x Q4 2022 47% Q4 2022 7.1x Q4 2021 50% Q4 2021 8.1x No Near-Term Capital Markets Exposure Improved Leverage Profile $50 $100 $100 2023 2024 2025 2026 2027 2028 2029 2030 Revolving Credit Facility Unsecured Term Loans Well-Staggered Debt Maturity Schedule Net Debt to TEV3 Net Debt to Pro Forma EBITDA4 Debt Outstanding 1 5 ▪ PINE has no debt maturities until May 2026 ▪ No current floating interest rate exposure ▪ More than $260 million1 of potential liquidity via cash, restricted cash and undrawn revolving credit facility commitments As of March 31, 2023, unless otherwise noted. $ in millions; any differences a result of rounding. 1. As of April 14, 2023. 2. Net Debt Outstanding is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash. 3. Net Debt to TEV (Total Enterprise Value) is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash, as a percentage of the Company’s enterprise value. 4. See the “Non-GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures. 5. Reflects $50.0 million outstanding under the Company’s $250 million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

20 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com 2023 Guidance Range Acquisitions $100 million - $150 million $100 million - $150 million — - — Dispositions $25 million - $50 million $75 million - $125 million $50 million - $75 million FFO Per Diluted Share $1.50 - $1.55 $1.50 - $1.55 — - — AFFO Per Diluted Share $1.52 - $1.57 $1.52 - $1.57 — - — Weighted Average Diluted Shares Outstanding 16.0 million - 16.4 million 15.8 million - 16.3 million (0.2) million - (0.1) million Low High The Company’s 2023 revised guidance takes into account the Company’s year-to-date performance and revised expectations regarding the Company’s investment activities, forecasted capital markets transactions, and other significant assumptions. 2023 guidance was provided in the Company’s First Quarter 2023 Operating Results press release filed on April 20, 2023. Low High Low High Previous Guidance Revised Guidance Increase (Decrease)

21 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Corporate Responsibility Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Social Responsibility Environmental Responsibility Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

22 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com External Management Alignment As of February 9, 2023. Aligned Ownership CTO currently owns an approximate 15% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes significant economies of scale from the 26-member CTO team without the corresponding G&A expense Shadow Pipeline for External Growth PINE has a potential shadow pipeline within the CTO portfolio as a result of its right of first refusal on all CTO single tenant net lease asset sales Internalization on the Horizon Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Five-year initial term (initial expiration November 2024), with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the annualized average management fee for the preceding 24-months Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure.

23 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Board of Directors Our Board has a well-balanced mix of perspectives and experiences and maintains relevant policies to ensure shareholder alignment, risk management, corporate oversight and the highest ethical standards. Andrew C. Richardson Chairman of the Board, Independent Director Currently Chief Executive Officer of RMC Living. Former Chief Operating Officer of Waypoint Real Estate Investments, Chief Financial Officer and President of Land and Development of iStar, Inc. (NYSE: STAR), Chief Financial Officer of The Howard Hughes Corporation (NYSE: HHC) and Chief Financial Officer of NorthStar Realty Finance Corp. Chairman of the Board and Chairman of the Audit Committee. Mark O. Decker Jr. Independent Director Currently Senior Advisor and member of the board of trustees of Centerspace (NYSE: CSR). Former President, Chief Executive Officer and Chief Investment Officer of CenterSpace and Former Managing Director and U.S. Group Head of Real Estate Investment and Corporate Banking at BMO Capital Markets. Member of the Audit and Governance Committees. Jeffrey S. Yarckin Independent Director Currently Founder, President, and COO of TriGate Capital, LLC. Former Co-President and Chief Executive Officer of ORIX Capital Markets, LLC. Former Founding Partner of the Lone Star Funds. Chairman of the Compensation Committee and a member of the Governance Committee. John P. Albright President & CEO Currently President & Chief Executive Officer of Alpine Income Property Trust (NYSE: PINE) and CTO Realty Growth (NYSE: CTO). Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI). Rachel Elias Wein Independent Director Currently Founder and Chief Executive Officer of WeinPlus. Former development executive with The Sembler Company and senior associate with Ernst & Young’s Real Estate Advisory practice. Member of the Audit Committee and the Compensation Committee. M. Carson Good Independent Director Currently President of Good Capital Group. Former Managing Director and Florida Broker of Record for Jones Lang LaSalle (NYSE: JLL) and current Chairman of the Board of the Greater Orlando Airport Authority (GOAA). Chairman of the Governance Committee and a member of the Compensation Committee

24 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Key Takeaways Significant Discount to Peer Group Meaningful upside opportunity as PINE has one of the lowest 2023E FFO multiples of its net lease peer group. Stable & Growing Dividend PINE has grown its quarterly dividend by 37.5% since the beginning of 2020 and currently has a very efficient 2023E FFO1 implied payout ratio of approximately 72%. Small Asset Base is an Opportunity for Outsized Growth Small asset denominator means management can drive outsized growth relative to its net lease peers. Disciplined Investment Strategy Real estate and credit-focused underwriting, targeting investments that exhibit strong demographic trends, leased to high-quality, industry-leading tenants. High-Quality, Transparent and Growing Portfolio 100% retail portfolio rooted in publicly-traded/credit-rated tenants, and larger markets means there is a high-quality, stable asset base and an opportunity to add a diverse array of new tenants, markets and sectors. Financial Stability Balance sheet with ample liquidity and no near-term debt maturities provides financial stability and flexibility. Aligned Sponsorship & Management Externally managed by CTO Realty Growth (NYSE: CTO), a publicly traded REIT that owns 15% of PINE and is committed to internalization of management once critical mass is attained. As of April 20, 2023, unless otherwise noted. 1. 2023E FFO per share for PINE is the midpoint of guidance, as provided on April 20, 2023.

25 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 Pandemic and its variants on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of March 31, 2023, unless otherwise noted. 2. Annualized straight-line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of March 31, 2023. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. A credit rated, or investment grade rated tenant (a tenant carrying a rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 5. Contractual Base Rent (“CBR”) represents the amount owed to the Company under the terms of its lease agreements at the time referenced.

26 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Information Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO, and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as loss on extinguishment of debt, amortization of above- and below-market lease related intangibles, straight-line rental revenue, amortization of deferred financing costs, non-cash compensation, and other non-cash income or expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, and other non-cash income or expense. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO, and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies.

27 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Statement of Operations Alpine Income Property Trust, Inc. Consolidated Statements of Operations (In thousands, except share, per share and dividend data) (Unaudited) Three Months Ended March 31, 2023 March 31, 2022 Revenues: Lease Income $ 11,166 $ 10,799 Total Revenues 11,166 10,799 Operating Expenses: Real Estate Expenses 1,434 1,092 General and Administrative Expenses 1,515 1,431 Depreciation and Amortization 6,335 5,672 Total Operating Expenses 9,284 8,195 Gain of Disposition of Assets 4,453 — Gain on Extinguishment of Debt 23 — Net Income from Operations 6,358 2,604 Interest Expense 2,613 1,680 Net Income 3,745 924 Less: Net Income Attributable to Noncontrolling Interest (406) (118) Net Income Attributable to Alpine Income Property Trust, Inc. $ 3,339 $ 806 Per Common Share Data: Net Income Basic $ 0.24 $ 0.07 Diluted $ 0.21 $ 0.06 Weighted Average Number of Common Shares: Basic 14,000,553 11,662,697 Diluted1 15,704,047 13,366,191 Dividends Declared and Paid $ 0.275 $ 0.270 1. Includes the weighted average impact of 1,703,494 shares underlying OP units including (i) 1,223,854 shares underlying OP Units issued to CTO Realty Growth, Inc. and (ii) 479,640 shares underlying OP Units issued to an unrelated third party.

28 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Measures Reconciliation Three Months Ended March 31, 2023 March 31, 2022 Net Income $ 3,745 $ 924 Depreciation and Amortization 6,335 5,672 Gains on Disposition of Assets (4,453) — Funds from Operations $ 5,627 $ 6,596 Adjustments: Gain on Extinguishment of Debt (23) — Amortization of Intangible Assets and Liabilities to Lease Income (87) (101) Straight-Line Rent Adjustment (165) (294) COVID-19 Rent Repayments — 23 Non-Cash Compensation 80 79 Amortization of Deferred Financing Costs to Interest Expense 174 125 Other Non-Cash Expense 29 24 Recurring Capital Expenditures — — Adjusted Funds from Operations $ 5,635 $ 6,452 FFO per Diluted Share $ 0.36 $ 0.49 AFFO per Diluted Share $ 0.36 $ 0.48 Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Funds From Operations and Adjusted Funds From Operations (Unaudited) (In thousands, except per share data)

29 © 2023 Alpine Income Property Trust, Inc. | alpinereit.com Net Debt-to-EBITDA Pro Forma Reconciliation Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) Three Months Ended March 31, 2023 Net Income $ 3,745 Adjustments: Depreciation and Amortization 6,335 Gains on Disposition of Assets (4,453) Gain on Extinguishment of Debt (23) Straight-Line Rent Adjustment (165) Non-Cash Compensation 80 Amortization of Deferred Financing Costs to Interest Expense 174 Amortization of Intangible Assets and Liabilities to Lease Income (87) Other Non-Cash (Income) Expense 29 Interest Expense, net of Deferred Financing Costs Amortization 2,439 EBITDA $ 8,074 Annualized EBITDA $ 32,296 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, Net1 (3,072) Pro Forma EBITDA $ 29,224 Total Long-Term Debt 248,957 Financing Costs, Net of Accumulated Amortization 1,450 Cash and Cash Equivalents (4,290) Restricted Cash (59,269) Net Debt $ 186,848 Net Debt to Pro Forma EBITDA 6.4x 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activities during the three months ended March 31, 2023.

Investor Inquiries: Matthew M. Partridge, Chief Financial Officer, (407) 904-3324, mpartridge@alpinereit.com